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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT MAY 26, 2000

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                59-2663954
   -------------------------------             -------------------
   (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)

              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA 33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A


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ITEM 5. OTHER EVENTS

On May 26, 2000 Office Depot, Inc. issued a press release commenting on its earnings outlook for the second quarter of 2000. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.








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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                     99.1 Press Release dated May 26, 2000.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.


Date:  May 26, 2000                         By: /s/ DAVID C. FANNIN
                                                -------------------------------
                                                David C. Fannin
                                                Senior Vice President and
                                                General Counsel









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